Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1907

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2018-4
           Enhanced Sector Strategy, Sector Rotation Portfolio 2018-4

                          Supplement to the Prospectus

As a result of a previously announced spin-off, following the close of business on November 12, 2018, holders of EQT Corporation ("EQT") common stock received
0.80 shares of Equitrans Midstream Corporation ("ETRN") common stock for every 1 share of EQT held as of the close of business on November 1, 2018.

Notwithstanding anything to the contrary in the Prospectus, the Portfolios now hold, and will continue to purchase, shares of both EQT and ETRN.


Supplement Dated:  November 13, 2018